SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 30, 2005

LIONS GATE ENTERTAINMENT CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880 (Commission File Number)	N/A (IRS Employer Identification No.)

555 Brooksbank Avenue
North Vancouver, British Columbia V7J 3S5
And
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
(Address of principal executive offices)

(604) 983-5555
(Registrant’s telephone number, including area code)

_____________________NO CHANGE________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

b) Harry Sloan resigned as a member of our board of directors and as our acting Chairman due to other commitments effective June 30, 2005. In addition, effective June 30, 2005, Andre Link has retired from serving as Chairman Emeritus and as a member of our board of directors, but will continue to serve as President.

d) Effective June 30, 2005, Harald Ludwig has been re-appointed as a member and Co-Chairman of our board of directors. Jon Feltheimer will serve as the other Co-Chairman of the board. Hardwick Simmons has also been appointed as a member of our board of directors, effective June 30, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE ENTERTAINMENT CORP.
Date: July 6, 2005	By:	/s/ James Keegan
		Name:	James Keegan
		Title:	Chief Financial Officer